SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                      UNDER THE TRUST INDENTURE ACT OF 1939
                  OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
                  OF A TRUSTEE PURSUANT TO SECTION 305(b)(2) X
                                                            ----



                         BANK ONE, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

    A National Banking Association                       36-0899825
                                                        (I.R.S. employer
                                                         identification number)

1 Bank One Plaza, Chicago, Illinois                      60670-0126
(Address of principal executive offices)                (Zip Code)

                         Bank One, National Association
                        1 Bank One Plaza, Suite IL1-0430
                          Chicago, Illinois 60670-0430
                     Attn: Steven M. Wagner, (312) 407-1819
            (Name, address and telephone number of agent for service)


                       ___________________________________
                   Capital Auto Receivables Asset Trust 2001-2
               (Exact name of obligor as specified in its charter)


          Delaware                                       Pending
   (State or other jurisdiction of                      (I.R.S. employer
   incorporation or organization)                        identification number)

c/o Bankers Trust (Delaware), as Owner Trustee
1011 Centre Road
Suite 200
Wilmington, Delaware                                     19805
(Address of principal executive offices)                (Zip Code)



     Capital Auto Receivables Asset Trust 2001-2 Asset Backed Notes, Class A
                         (Title of Indenture Securities)

Item 1. General Information. Furnish the following information as to the trustee:

          (a) Name and address of each examining or supervising authority to which it is subject.

          Comptroller of Currency, Washington, D.C.; Federal Deposit Insurance Corporation, Washington, D.C.; The Board of Governors of the Federal Reserve System, Washington D.C..

          (b) Whether it is authorized to exercise corporate trust powers.

          The trustee is authorized to exercise corporate trust powers.

Item 2. Affiliations With the Obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.

          No such affiliation exists with the trustee.


Item 16. List of exhibits. List below all exhibits filed as a part of this Statement of Eligibility.

          1. A copy of the articles of association of the trustee now in effect.*

          2. A copy of the certificates of authority of the trustee to commence business.*

          3. A copy of the authorization of the trustee to exercise corporate trust powers.*

          4.   A copy of the existing by-laws of the trustee.*

          5.   Not Applicable.

          6.   The consent of the trustee required by Section 321(b) of the Act.


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


          7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

          8.   Not Applicable.

          9.   Not Applicable.


     Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Bank One, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this Statement of Eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Chicago and State of Illinois, on the 22nd day of June, 2001.


                Bank One, National Association,
                Trustee

                By   /s/ Steven M. Wagner
                         Steven M. Wagner
                         First Vice President





* Exhibits 1, 2, 3, and 4 are herein incorporated by reference to Exhibits bearing identical numbers in Item 16 of the Form T-1 of Bank One, National Association, filed as Exhibit 25 to the Registration Statement on Form S-3 of Household Finance Corporation filed with the Securities and Exchange Commission on March 24, 2000 (Registration No. 333-33240).

                                                                       EXHIBIT 6



                       THE CONSENT OF THE TRUSTEE REQUIRED
                          BY SECTION 321(b) OF THE ACT


                                  June 22, 2001



Securities and Exchange Commission
Washington, D.C.  20549

Gentlemen:

In connection with the qualification of an indenture between Capital Auto Receivables Asset Trust 2001-2 and Bank One, National Association, as Trustee, the undersigned, in accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, hereby consents that the reports of examinations of the undersigned, made by Federal or State authorities authorized to make such examinations, may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.


                                             Very truly yours,

                                             Bank One, National Association



                                             By: s/ STEVEN M. WAGNER
                                                    Steven M. Wagner
                                                    First Vice President


                                       5
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                                                                                                                          EXHIBIT 7

Legal Title of Bank:       Bank One, NA                  Call Date: 03/31/01  ST-BK:  17-1630 FFIEC 031
Address:                   1 Bank One Plaza, Ste 0303                                         Page RC-1
City, State  Zip:          Chicago, IL  60670
FDIC Certificate No.:      0/3/6/1/8
                           ---------

Consolidated Report of Condition for Insured Commercial and State-Chartered Savings Banks for March 31, 2001

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding of the last business day of the quarter.

Schedule RC--Balance Sheet


                                                                                Dollar Amounts in thousands        C400
                                                                                                               ------------
ASSETS
 1.               Cash and balances due from depository institutions (from Schedule
        RC-A):                                                                         RCFD
                                                                                       ----
        a. Noninterest-bearing balances and currency and coin(1)        .............  0081        7,994,185    1.a
        b. Interest-bearing balances(2)..............................................  0071        1,910,093    1.b
 2.               Securities
        a. Held-to-maturity securities(from Schedule RC-B, column A)                   1754                0    2.a
        b. Available-for-sale securities (from Schedule RC-B, column D)............    1773       23,762,627    2.b
 3.               Federal funds sold and securities purchased under agreements to
        resell                                                                         1350       16,702,281    3.
 4.               Loans and lease financing receivables (from Schedule RC-C):
        a. Loans and leases held for sale............................................  5369          344,709    4.a
        b. Loans and leases, net of unearned income   ...............................  B528       82,078,753    4.b
        c. LESS: Allowance for loan and lease losses  ...............................  3128        1,928,789    4.c
        d. Loans and leases, net of unearned income and allowance
           (item 4.b minus 4.c)                       ...............................  B529       80,146,964    4.d
 5.               Trading assets (from Schedule RD-D)................................  3545        4,915,723    5.
 6.               Premises and fixed assets (including capitalized leases)...........  2145          766,510    6.
 7.               Other real estate owned (from Schedule RC-M).......................  2150           10,983    7.
 8.               Investments in unconsolidated subsidiaries and associated
        companies (from Schedule RC-M)...............................................  2130          396,660    8.
 9.               Customers' liability to this bank on acceptances outstanding.......  2155          224,739    9.
10.               Intangible assets..................................................
                  a.  Goodwill                        ...............................  3163          455,924    10.a
                  b.  Other intangible assets (from Schedule RC-M)...................  0426            4,069    10.b
11.               Other assets (from Schedule RC-F)..................................  2160        3,800,668    11.
12.               Total assets (sum of items 1 through 11)...........................  2170      141,439,135    12.

__________________________________

(1)  Includes cash items in process of collection and unposted debits.
(2)  Includes time certificates of deposit not held for trading.
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

Legal Title of Bank:  Bank One, NA                   Call Date:  03/31/01 ST-BK:  17-1630 FFIEC 031
Address:              1 Bank One Plaza, Ste 0303                                          Page RC-2
City, State  Zip:     Chicago, IL  60670
FDIC Certificate No.: 0/3/6/1/8
                      ---------

Schedule RC-Continued
                                                                                                Dollar Amounts in
                                                                                                      Thousands
LIABILITIES
13.     Deposits:
        a. In domestic offices (sum of totals of columns A and C                       RCON
                                                                                       ----
           from Schedule RC-E, part 1)                ...............................  2200      54,375,506     13.a
           (1) Noninterest-bearing(1)                 ...............................  6631      17,419,591     13.a1
(2)               Interest-bearing  .................................................  6636      36,955,915     13.a2
        b. In foreign offices, Edge and Agreement subsidiaries, and                    RCFN
                                                                                       ----
           IBFs (from Schedule RC-E, part II)         ...............................  2200      32,455,591     13.b
           (1) Noninterest bearing  .................................................  6631         763,957
13.b1
           (2) Interest-bearing     .................................................  6636      31,691,634     13.b2
14.     Federal funds purchased and securities sold under agreements
        to repurchase:                                                                 RCFD 2800  6,144,086     14.
15.     Trading liabilities (from Schedule RC-D............................            RCFD 3548  3,957,785     15.
16.     Other borrowed money (includes mortgage indebtedness and
        and obligations under capitalized leases)(from Schedule RC-M                   RCFD 3190 22,957,605     16.
17.     Not applicable
18.     Bank's liability on acceptance executed and outstanding   ...................  2920         224,739     18.
19.     Subordinated notes and debentures             ...............................  3200       3,861,811     19.
20.     Other liabilities (from Schedule RC-G)                          .............  2930       8,947,634     20.
21.     Total liabilities (sum of items 13 through 20)                  .............  2948      132,924,757    21.
22.     Minority interest in consolidated subsidiaries......................           3000               26    22.
EQUITY CAPITAL
23.     Perpetual preferred stock and related surplus                   .............  3838                0    23.
24.     Common stock.................................................................  3230          200,858    24.
25.     Surplus (exclude all surplus related to preferred stock)    .................  3839        5,493,189    25.
26.  a. Retained earnings....................................                          3632        2,827,092    26.a
     b. Accumulated other comprehensive income (3)..................                   B530           (6,787)   26.b
27.     Other equity capital components (4) .............                              A130                0    27.
28.     Total equity capital (sum of items 23 through 27)   ..................         3210         8,514,352   28.
29.     Total liabilities, minority interest, and equity capital
        (sum of items 21, 22, and 28)................................................  3300       141,439,165   29.

Memorandum
To be reported only with the March Report of Condition.
1.  Indicate in the box at the right the number of the statement below that best describes the most
    comprehensive level of auditing work performed for the bank by independent external                         Number
    auditors as of any date during 1996 . . . . . . . . . . . . . . . . . . . . . . . . . . . .RCFD 6724 . ....   2          M.1
1 = Independent audit of the bank conducted in accordance
      with generally accepted auditing standards by a certified
      public accounting firm which submits a report on the bank
2 = Independent audit of the bank's parent holding company
      conducted in accordance with generally accepted auditing
      standards by a certified public accounting firm which
      submits a report on the consolidated holding company
      (but not on the bank separately)
3 = Directors' examination of the bank conducted in
      accordance with generally  accepted auditing  standards by a certified public accounting firm (may be required by state chartering authority)


4. = Directors' examination of the bank performed by other external auditors (may be required by state chartering authority)
5 = Review of the bank's financial statements by external auditors 6 = Compilation of the bank's financial statements by external auditors
7 =  Other audit procedures (excluding tax preparation work)
8 =  No external audit work

____________________________________
(1)  Includes total demand deposits and noninterest-bearing time and savings deposits.
(2)  Includes limited-life preferred stock and related surplus.
(3)  Includes net unrealized  holding gains  (losses) on  available-for-sale securities,  accumulated  net  gains  (losses)  on  cash  flow  hedges,
     cumulative  foreign  currency  translation  adjustments,   and  minimum
     pension liability adjustments.
(4)  Includes treasury stock and unearned Employee Stock Ownership Plan shares.
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